CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH [***].

Exhibit 10.27

FOURTH AMENDMENT TO LEASE AGREEMENT

This FOURTH AMENDMENT TO LEASE AGREEMENT (“this Fourth Amendment”) is dated as of June 10, 2022 (“Effective Date”), by and between ARE-8000/9000/10000 VIRGINIA MANOR, LLC, a Delaware limited liability company, having an address at 26 North Euclid Avenue, Pasadena, California  91101 (“Landlord”), and NEXTCURE, INC., a Delaware corporation, having an address at Suite 140, 8000 Virginia Manor Road, Beltsville, Maryland  20705 (“Tenant”).

RECITALS

A.Landlord and Tenant have entered into that certain Lease Agreement dated as of January 30, 2019 (“Original Lease”), as amended by that certain First Amendment to Lease Agreement dated as of August 2, 2019 (“First Amendment”), that certain Second Amendment to Lease Agreement dated as of February 19, 2020 (“Second Amendment”), and that certain Third Amendment to Lease Agreement dated as of February 4, 2022 (“Third Amendment”; together with the Original Lease, the First Amendment, and the Second Amendment, the “Lease”), wherein Landlord leased to Tenant approximately 63,576 rentable square feet (“Existing Premises”) located at Suite 140, 8000 Virginia Manor Road, Beltsville, Maryland  20705, as more particularly described in the Lease.

B.Landlord and Tenant desire to amend the Lease, among other things, to modify the 2022 Expansion Premises Commencement Date.

AGREEMENT

Now, therefore, in consideration of the foregoing Recitals, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is amended as follows:

1.Definitions; Recitals.  Terms used in this Fourth Amendment but not otherwise defined shall have the meanings set forth in the Lease (as amended).  The Recitals form an integral part of this Fourth Amendment and are hereby incorporated by reference.

2.Amendment to Introductory Paragraph of Section 5 of Third Amendment.  The introductory paragraph of Section 5 of the Third Amendment is hereby deleted in its entirety and replaced with the following new paragraph that changes the reference from July 1, 2022 to November 1, 2022:

Delivery of 2022 Expansion Premises. Landlord shall use reasonable efforts to deliver the 2022 Expansion Premises to Tenant on November 1, 2022 in their vacant, “as is” (but broom clean) condition as more fully described in Section 5.a.(i) below (“Delivery” or “Deliver”).  The date on which Landlord Delivers the 2022 Expansion Premises to Tenant is referred to as the “2022 Expansion Premises Commencement Date.”  Upon request of Landlord, Tenant shall execute and deliver a written acknowledgement of the 2022 Expansion Premises Commencement Date when it is established in the form attached hereto as Exhibit B; provided, however, that Tenant’s failure to execute and deliver such acknowledgement shall not affect Landlord’s rights under this Fourth Amendment or the Lease.  If Landlord fails to Deliver timely the 2022 Expansion Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Fourth Amendment and the Lease with respect to the 2022 Expansion Premises shall not be void or voidable.

3.Amendment to Section 5.d of Third Amendment.  Section 5.e of the Third Amendment is hereby deleted in its entirety and replaced with the following new Section 5.e:

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH [***].

e.As of the Effective Date, Landlord is leasing the 2022 Expansion Premises to [***] LLC, a Maryland limited liability company (“[***]”), and the lease agreement (“[***] Lease”) between Landlord and [***] is scheduled to expire on October 31, 2023.  This Fourth Amendment is contingent on Landlord and [***] agreeing in writing to terminate the [***] Lease and [***] vacating the 2022 Expansion Premises on or before September 30, 2022 (“Termination Agreement”), which Termination Agreement shall be on terms and conditions acceptable to Landlord in its sole and absolute discretion (“Contingency”).  Landlord will notify Tenant promptly of the execution and delivery of the Termination Agreement.  Tenant acknowledges that Landlord makes no promise, guaranty, or assurance that it will be able to enter into the Termination Agreement and, as a result, Landlord makes no guaranty, representation, or assurance that Landlord will be able to Deliver the 2022 Expansion Premises to Tenant by the 2022 Expansion Premises Commencement Date and that Landlord shall have no obligation or duty to seek the vacation or removal of [***] from the 2022 Expansion Premises.  If Landlord is unable to Deliver the 2022 Expansion Premises on or before November 30, 2022, Tenant shall have the right to terminate this Fourth Amendment by sending written notice thereof to Landlord by no later than December 15, 2022, whereupon neither Landlord nor Tenant shall have any further rights, duties, or obligations under this Fourth Amendment.  If Tenant does not elect to so terminate this Fourth Amendment by December 15, 2022, such right to terminate this Fourth Amendment shall be waived.

4.Amendment to Exhibit B of the Third Amendment.  Exhibit B to the Third Amendment is hereby deleted in its entirety and replaced with Exhibit B attached hereto solely for the purpose of reflecting this Fourth Amendment.

5.Amendment to Exhibit C of the Third Amendment.  The introductory paragraph of Exhibit C to the Third Amendment is hereby deleted in its entirety and replaced with Exhibit B attached hereto solely for the purpose of reflecting this Fourth Amendment.  For clarity, the balance of Exhibit C to the Third Amendment is left unchanged and in full force and effect.

6.	Miscellaneous.

a.Entire Agreement.  The Lease, as amended by this Fourth Amendment, is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions.  The Lease, as so amended by this Fourth Amendment, may be amended only by an agreement in writing, signed by the parties hereto.

b.Binding Effect.  This Fourth Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, members, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c.Broker.  Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this Fourth Amendment and that no Broker brought about this Fourth Amendment, other than CB Richard Ellis (“CBRE”).  CBRE shall be paid by Landlord pursuant to a separate agreement between Landlord and CBRE.  Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the brokers named in this Section, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Fourth Amendment.

d.Counterparts.  This Fourth Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000, including DocuSign) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH [***].

delivered and be valid and effective for all purposes.  Electronic signatures shall be deemed original signatures for purposes of this Fourth Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

e.Ratification; Conflicts.  Except as amended and/or modified by this Fourth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fourth Amendment.  In the event of any conflict between the provisions of this Fourth Amendment and the provisions of the Lease, the provisions of this Fourth Amendment shall prevail.  Regardless of whether specifically amended by this Fourth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fourth Amendment.

[SIGNATURES APPEAR ON NEXT PAGE]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH [***].

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment under seal as of the day and year first above written.

TENANT:

nextcure, inc.,

a Delaware corporation

By: /s/ Timothy J. Mayer (SEAL)

Its: Chief Operating Officer

X I hereby certify that the signature, name, and title
above are my signature, name, and title.

LANDLORD:

ARE-8000/9000/10000 VIRGINIA MANOR, LLC,

a Delaware limited liability company

By:Alexandria Real Estate Equities, L.P.,

a Delaware limited partnership,

managing member

By:ARE-QRS CORP.,

a Maryland corporation,

general partner

By:_/s/ Gregory Kay (SEAL)

Name: Gregory Kay

Title:_SVP – Real Estate Legal Affairs